SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): March 15, 1999




                         TANNER'S RESTAURANT GROUP, INC.
                            (Exact name of registrant
                          as specified in its charter)



     Texas                           33-95796                    76-0406417
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)




2662 Holcomb Bridge Road, Suite 320, Alpharetta, Georgia            30022
      (Address of principal executive offices)                    (Zip Code)




       Registrant's telephone number, including area code: (770) 518-1444



                         Harvest Restaurant Group, Inc.
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On March 15, 1999, Harvest Restaurant Group, Inc., a Texas corporation (the "Company"), changed its name from "Harvest Restaurant Group, Inc." to "Tanner's Restaurant Group, Inc." by filing with the Secretary of State of Texas Articles of Amendment to the Company's Articles of Incorporation. The Articles of Amendment also increased the number of shares of common stock that the Company is authorized to issue to 200,000,000. The Articles of Amendment were approved by more than two-thirds of the outstanding shares entitled to vote at a special meeting of shareholders held on March 12, 1999. A copy of the Articles of Amendment is attached hereto as Exhibit 3.2.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits.

     3.1 Articles of Incorporation of Harvest Restaurant Group, Inc., as amended (Incorporated by reference from the Company's definitive registration statement on Form SB-2, file No. 33-95796, declared effective on July 9, 1996).

     3.2 Articles of Amendment to the Company's Articles of Incorporation filed with the Secretary of State of Texas on March 15, 1999.

     99.1 Letter to shareholders, dated March 16, 1999.




SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TANNER'S RESTAURANT GROUP, INC.
                                         (f/k/a Harvest Restaurant Group, Inc.)



                                         By: /s/ Timothy R. Robinson
                                            ------------------------------------
                                            Timothy R. Robinson
                                            Chief Financial Officer

Dated: March 22, 1999

                                  EXHIBIT INDEX


     3.1 Articles of Incorporation of Harvest Restaurant Group, Inc., as amended (Incorporated by reference from the Company's definitive registration statement on Form SB-2, file No. 33-95796, declared effective on July 9, 1996).

     3.2 Articles of Amendment to the Company's Articles of Incorporation filed with the Secretary of State of Texas on March 15, 1999.

     99.1 Letter to shareholders, dated March 16, 1999.